ASSIGNMENT AND NOVATION AGREEMENT

THIS AGREEMENT made this 15 day of September, 2020 (the "**Effective Date**").

AMONG:

SKANDERBEG CAPITAL ADVISORS INC., a corporation existing under the laws of the Province of British Columbia and having an office located at 488 – 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7

(hereinafter referred to as the "**Transferor**")

– and –

LANNISTER MINING CORP., a corporation existing under the laws of the Province of British Columbia and having an office located at 1500 – 1055 West Georgia Street, Vancouver, British Columbia V6E 4N7

(hereinafter referred to as the "**Transferee**")

– and –

BG HOLDINGS GROUP, LLC, a limited liability company existing under the law of Florida and having an office located at 1615 Forum Place, Suite 3A West Palm Beach, Florida, 33401, USA

(hereinafter referred to as "**BG Holdings**")

– and –

1247666 B.C. LTD., a corporation existing under the laws of the Province of British Columbia and having an office located at 404 15th Street East, North Vancouver, British Columbia, V7L 2R8

(hereinafter referred to as "**BC Co.**", collectively with the Transferor, the Transferee, and BG Holdings, the "**Parties**" and each a "**Party**")

WHEREAS the Transferor, BG Holdings, and BC Co. are the original parties to a letter of intent dated July 16 2020, (hereinafter called the "**Letter of Intent**), attached hereto as

Schedule "A", pursuant to which the Transferor (or its assignee) will acquire 100% of the issued and outstanding securities of BC Co. (the "**Transaction**");

AND WHEREAS the Transferor wishes to transfer its rights and obligations under the Letter of Intent to the Transferee;

AND WHEREAS the Transferee has agreed to assume all of the Transferor's, rights, duties, liabilities and obligations under the Letter of Intent;

AND WHEREAS BG Holdings and BC Co. are willing to consent to such assignment and novation of the Letter of Intent and to recognize and accept the Transferee as a party to the Letter of Intent, in the place and stead of the Transferor;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the respective covenants and agreements of the Parties hereto, hereinafter set forth and contained, the Parties hereto covenant and agree with one another as follows:

1. **RULES OF INTERPRETATION**

Capitalized terms used but not otherwise defined in this Agreement will have the meanings given to them in the Letter of Intent.

2. **ASSIGNMENT BY TRANSFEROR**

The Transferor hereby assigns, transfers, sets over and conveys unto the Transferee, from and after the Effective Date, all of its right, title, estate and interest in and to the Letter of Intent and all rights, benefits, privileges and advantages of the Transferor to be derived therefrom, to have and to hold the same unto the Transferee for its sole use and benefit absolutely in the same manner and to the same extent as if the Transferee had been originally named as a party thereto in the place and stead of the Transferor.

3. **TRANSFEREE ACCEPTS ASSIGNMENT**

The Transferee hereby accepts the within assignment and novation of the Letter of Intent and covenants and agrees with the Transferor, BG Holdings, and BC Co. that from and after the Effective Date it shall at all times be bound by and observe, perform and fulfill each and every covenant, agreement, term, condition, obligation and stipulation on the part of the Transferor in the Letter of Intent, reserved and contained, as if the Transferee had been originally named as a party thereto in the place and stead of the Transferor.

4. **CONSENT**

BG Holdings and BC Co., by their execution hereof, do hereby:

(a) consent to the within assignment and novation and accept the Transferee as a party to the Letter of Intent as of and from the Effective Date in the same manner and to the same extent as if the Transferee were, and had originally been on and as of the date hereof, a party to the Letter of Intent;

(b) covenant and agree that from and after the Effective Date, the Transferee shall be entitled to hold and enforce all of the privileges, rights and benefits of the Transferor under the Letter of Intent and the Letter of Intent shall continue in full force and effect with the Transferee substituted as a party thereto in the place and stead of the Transferor;

(c) release and discharge the Transferor of and from the observance and performance of the covenants, agreements and obligations to be observed and performed under the Letter of Intent from and after the Effective Date; to the same extent as if the Letter of Intent had been wholly terminated in relation thereto by the mutual agreement of BG Holdings, BC Co., and the Transferor, provided however, that nothing herein contained shall be construed as a release of the Transferor from any obligation or liability under the Letter of Intent which obligation or liability accrued prior to the Effective Date; and

(d) covenant and agree that the Transferee shall have no obligation or liability for any claims, actions, suits, costs, losses, charges, damages and expenses arising out of, or in relation to the Letter of Intent in respect of any matter occurring or obligation accruing prior to, but not including, the Effective Date.

5. **REPRESENTATIONS AND WARRANTIES**

(a) On the Effective Date:

(i) the Transferee hereby: (1) represents and warrants that it has the power and authority to accept the assignment and novation of the Letter of Intent and to execute this Agreement; and (2) agrees to be bound by the terms of this Agreement and the Letter of Intent and to perform all of the obligations hereunder and thereunder in accordance with the terms hereof and thereof on and from the Effective Date.

(ii) BG Holdings hereby: (1) represents and warrants that it has the power and authority to effect the assignment and novation of the Letter of Intent and to execute this Agreement; (2) confirms that no default on the part of Transferor or other event has occurred and is continuing as of the date of execution of this Agreement that would give BG Holdings the right to terminate the Letter of Intent; and (3) agrees to be bound by the terms of this Agreement and the Letter of Intent and to perform all of the obligations hereunder and thereunder in accordance with the terms hereof and thereof on and from the Effective Date.

(iii) BC Co. hereby: (1) represents and warrants that it has the power and authority to effect the assignment and novation of the Letter of Intent and to execute this Agreement; (2) confirms that no default on the part of Transferor or other event has occurred and is continuing as of the date of execution of this Agreement that would give BC Co. the right to terminate the Letter of Intent; and (3) agrees to be bound by the terms of this

Agreement and the Letter of Intent and to perform all of the obligations hereunder and thereunder in accordance with the terms hereof and thereof on and from the Effective Date.

(iv) The Transferor hereby represents and warrants that it has the power and authority to effect the assignment and novation of the Subject Agreement and to execute this Agreement.

(b) Each of the Parties represent to the other Parties that as of the date that it enters into this Agreement that it is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice) of entering into this Agreement, and understands and accepts the terms and conditions and risks of this Agreement.

6. LETTER OF INTENT

The Parties agree not to disturb the expectation of any of the Parties as they exist pursuant to the Letter of Intent, and will not take any action which either causes or allows for the disturbance of these expectations. Furthermore, the Transferee shall not adopt any governing documents or policies without the approval of the other Parties.

7. FURTHER ASSURANCES

The Parties hereto shall, from time to time and at all times hereafter, but without further consideration, do all such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms and conditions of this Agreement.

8. HEADINGS

The headings of the Articles and Clauses hereto are inserted for convenience of reference only and shall not be used in any way in interpreting any provision hereof.

9. TIME IS OF THE ESSENCE

Time will be of the essence in this Agreement.

10. AMENDMENTS

No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the Parties.

11. GOVERNING LAW

This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws in force in the Province of British Columbia and the laws of Canada applicable

therein (excluding any conflict of laws rule or principle, which might refer such construction to the laws of another jurisdiction).

12. **ENUREMENT**

This Agreement will be binding upon and enure to the benefit of each Party hereto and its respective heirs, executors, successors and permitted assigns.

13. **COUNTERPART EXECUTION**

This Agreement may be executed in as many counterparts as are necessary and, when a counterpart has been executed by each of the Parties hereto, all counterparts together shall constitute one agreement.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the day and year first above written.

Skanderbeg Capital Advisors Inc.

Per /s/ Mario Vetro

Name: Mario Vetro

Title: Partner

Lannister Mining Corp.

Per /s/ Mario Vetro

Name: Mario Vetro

Title:

BG Holdings Group, LLC

Per /s/ A. Max Zaretsky

Name: A. Max Zaretsky

Title: Manager

1247666 BC Ltd.

Per /s/ Chris Beltgens

Name: Chris Beltgens

Title: Director

SCHEDULE A

Depiction of Project


DEERLODGE
MAP OF AG CLAIMS
T6&7N, R16W
GRANITE COUNTY, MT
PREPARED BY
WR HANSEN
12/22/16
N
1" = 2000'
• DISCOVERY

Claim List

Serial Number	Claim Name	Case Disposition	Legal Description	Aliquot Part
MMC233637	AG 1	ACTIVE	20 0070N 0160W 034	SW
MMC233638	AG 2	ACTIVE	20 0070N 0160W 034	SW
MMC233639	AG 3	ACTIVE	20 0070N 0160W 034	SW
MMC233640	AG 4	ACTIVE	20 0070N 0160W 034	SW
MMC233641	AG 5	ACTIVE	20 0070N 0160W 033	SE
MMC233642	AG 6	ACTIVE	20 0070N 0160W 033	SE
MMC233643	AG 7	ACTIVE	20 0070N 0160W 033	SE
MMC233644	AG 8	ACTIVE	20 0070N 0160W 033	SE
MMC233645	AG 9	ACTIVE	20 0070N 0160W 033	SW SE
MMC233646	AG 10	ACTIVE	20 0060N 0160W 003	NW
MMC233647	AG 11	ACTIVE	20 0060N 0160W 003	NW
MMC233648	AG 12	ACTIVE	20 0060N 0160W 003	NW
MMC233649	AG 13	ACTIVE	20 0060N 0160W 003	NW
MMC233650	AG 13A	ACTIVE	20 0060N 0160W 003	NW
MMC233651	AG 14	ACTIVE	20 0060N 0160W 004	NE
MMC233652	AG 15	ACTIVE	20 0060N 0160W 004	NE
MMC233653	AG 16	ACTIVE	20 0060N 0160W 004	NE
MMC233654	AG 17	ACTIVE	20 0060N 0160W 004	NE
MMC233655	AG 18	ACTIVE	20 0060N 0160W 004	NE NW
MMC233656	AG 19	ACTIVE	20 0060N 0160W 003	NW SW
MMC233657	AG 20	ACTIVE	20 0060N 0160W 003	NW SW
MMC233658	AG 21	ACTIVE	20 0060N 0160W 003	NW SW
MMC233659	AG 22	ACTIVE	20 0060N 0160W 004	NE SE
MMC233660	AG 23	ACTIVE	20 0060N 0160W 004	NE SE
MMC233661	AG 24	ACTIVE	20 0060N 0160W 004	NE SE
MMC233662	AG 25	ACTIVE	20 0060N 0160W 004	NE SE
MMC233663	AG 26	ACTIVE	20 0060N 0160W 004	NE NW SW SE
MMC233664	AG 27	ACTIVE	20 0060N 0160W 004	NW SW
MMC233665	AG 28	ACTIVE	20 0060N 0160W 004	SE
MMC233666	AG 29	ACTIVE	20 0060N 0160W 004	SE
MMC233667	AG 30	ACTIVE	20 0060N 0160W 004	SE
MMC233668	AG 31	ACTIVE	20 0060N 0160W 004	SE
MMC233669	AG 32	ACTIVE	20 0060N 0160W 004	SW
MMC233670	AG 33	ACTIVE	20 0060N 0160W 004	SW
MMC233671	AG 34	ACTIVE	20 0060N 0160W 004	SW
MMC233672	AG 35	ACTIVE	20 0060N 0160W 004	SW
MMC233673	AG 36	ACTIVE	20 0060N 0160W 004	SW
		ACTIVE	20 0060N 0160W 005	SE
MMC233674	AG 37	ACTIVE	20 0060N 0160W 004	SE
		ACTIVE	20 0060N 0160W 009	NE
MMC233675	AG 38	ACTIVE	20 0060N 0160W 004	SE
		ACTIVE	20 0060N 0160W 009	NE
MMC233676	AG 39	ACTIVE	20 0060N 0160W 004	SW SE
		ACTIVE	20 0060N 0160W 009	NE NW
MMC233677	AG 39A	ACTIVE	20 0060N 0160W 004	SW
MMC233678	AG 40	ACTIVE	20 0060N 0160W 004	SW
		ACTIVE	20 0060N 0160W 009	NW
MMC233679	AG 40A	ACTIVE	20 0060N 0160W 009	NW
MMC233680	AG 41	ACTIVE	20 0060N 0160W 004	SW
		ACTIVE	20 0060N 0160W 009	NW
MMC233681	AG 42	ACTIVE	20 0060N 0160W 004	SW
		ACTIVE	20 0060N 0160W 009	NW
MMC233682	AG 43	ACTIVE	20 0060N 0160W 004	SW
		ACTIVE	20 0060N 0160W 005	SE
		ACTIVE	20 0060N 0160W 008	NE
		ACTIVE	20 0060N 0160W 009	NW
MMC233683	AG 44	ACTIVE	20 0060N 0160W 005	SE
		ACTIVE	20 0060N 0160W 008	NE
MMC233684	AG 45	ACTIVE	20 0060N 0160W 009	NE NW
MMC233685	AG 46	ACTIVE	20 0060N 0160W 009	NW
MMC233686	AG 47	ACTIVE	20 0060N 0160W 009	NW
MMC233687	AG 48	ACTIVE	20 0060N 0160W 009	NW
MMC233688	AG 49	ACTIVE	20 0060N 0160W 008	NE
		ACTIVE	20 0060N 0160W 009	NW
MMC233689	AG 50	ACTIVE	20 0060N 0160W 008	NE

SCHEDULE B

Basin Gulch Exploration Work Program

Phase 1 - define drill targets and resource expansion plans.

Phase 2 – expand and define a mineral resource estimate.

Phase 1					
Activity Type					**Cost** US$
Geological Mapping & Structural Interpretation					$70,000
Rock, Soil and Trench Channel Sampling (4 to 6 weeks)					$250,000
Ground Magnetic Surveying, Processing and Interpretation					$50,000
WorldView 3 Deep Learning Alteration Mapping					$30,000
Drone/Lidar DTM and Structural mapping					$50,000
Permitting, Base Line Data Surveys & Consultation					$50,000
Contingency ~10%					$50,000
				Phase 1 Activities Subtotal	$550,000
Phase 2					
Property	**Cost/ft (All-in)**	**Cost/m (approx.)**	**Quantity (ft)**	**Quantity (m)**	**Cost US$**
Follow Up Sampling & Mapping					$100,000
HQ Core 15 holes (Infill Holes)	$106/ft	$350/m	9,840	3,000	$1,050,000
PQ Core 5 holes (Met Holes)	$137/ft	$450/m	3,280	1,000	$450,000
Relogging & Mineral Resource Modelling					$50,000
Metallurgical Studies					$100,000
Contingency ~10%					$200,000
				Phase 2 Activities Subtotal	$1,950,000
				Grand Total	$2,500,000